FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 1998


Available Amount to Note Holders:                                                      6,523,710.33

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                  -
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                 -
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                             569,165.65
          (b) Servicer Fees from current and prior Collection Period                      76,587.35
          (c) Servicing Charges inadvertently deposited in Collection Account                   -
(iv)      Current and unpaid Back-up Servicing Fees                                        3,063.49
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                   19,660.80
          Adjustment to prior month premium amount                                              -
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee
          Fees                                                                               291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                         -
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                               -
          Adjustment to prior month Class A-1 Note Interest                                     -
          Class A-2 Note Interest                                                        416,751.06
          Class A-3 Note Interest                                                        272,663.71
          Class A-4 Note Interest                                                        202,342.75
(ix)      Class B-1 Note Interest                                                         21,019.34
(x)       Letter of Credit Bank Fee and unpaid amounts                                     1,679.11
(xi)      Class B-2 Note Interest                                                         19,691.32
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                               -
          Class A-2 Principal Distribution Amount                                      4,599,458.93
          Class A-3 Principal Distribution Amount                                               -
          Class A-4 Principal Distribution Amount                                               -
(xiii)    Note Insurer Reimbursement Amount                                                     -
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal   99,988.24
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal   99,988.24
(xvi)     Letter of Credit Reimbursement Amount                                                 -
(xvii)    Class B-3 Note Interest                                                         21,370.43
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal   99,988.24
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)         -
(xx)      Letter of Credit Additional Reimbursement Amount                                      -
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                  -



10/13/9                            Page 1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 1998


(xxii)    Remaining Amount to Residual Holder                              -
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount               -
          Class A-2 additional Principal Distribution Amount               -
          Class A-3 additional Principal Distribution Amount               -
          Class A-4 additional Principal Distribution Amount               -
          Class B-1 additional Principal Distribution Amount               -
          Class B-2 additional Principal Distribution Amount               -
          Class B-3 additional Principal Distribution Amount               -


          Reviewed By:



          ---------------------------------------------------------------------
          Craig M. Spencer
          Senior Vice President and
          Chief Accounting Officer



10/13/9                            Page 2

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLL FORWARD
COLLECTION PERIOD ENDED JULY 1, 1998




                    INITIAL          BEGINNING           BASE         ADDITIONAL        TOTAL           ENDING            ENDING
                   PRINCIPAL         PRINCIPAL        PRINCIPAL       PRINCIPAL       PRINCIPAL        PRINCIPAL       CERTIFICATE
        CLASS       BALANCE           BALANCE       DISTRIBUTION    DISTRIBUTION    DISTRIBUTION        BALANCE           FACTOR
        -----       -------           -------       ------------    ------------    ------------        -------           ------
CLASS A-1        32,998,000.00                -               -             -                 -                  -     0.0000000
CLASS A-2        85,479,000.00      78,756,106.41    4,599,458.93           -        4,599,458.93      74,156,647.48   0.8675423
CLASS A-3        51,527,000.00      51,527,000.00             -             -                 -        51,527,000.00   1.0000000
CLASS A-4        38,238,000.00      38,238,000.00             -             -                 -        38,238,000.00   1.0000000
                 --------------    --------------    ------------   -----------     -------------     --------------   ---------
TOTAL CLASS A   208,242,000.00     168,521,106.41    4,599,458.93           -        4,599,458.93     163,921,647.48   0.7871690
CLASS B-1         4,527,000.00       3,663,502.32       99,988.24           -           99,988.24       3,563,514.08   0.7871690
CLASS B-2         4,527,000.00       3,663,502.32       99,988.24           -           99,988.24       3,563,514.08   0.7871690
CLASS B-3         4,527,000.00       3,663,502.32       99,988.24           -           99,988.24       3,563,514.08   0.7871690
                 --------------    --------------    ------------   -----------     -------------     --------------
 TOTAL          221,823,000.00     179,511,613.36    4,899,423.64           -        4,899,423.64     174,612,189.72

ADCPB AT END OF COLLECTION PERIOD                                                                     178,695,755.00
                                                                                                      --------------
EXCESS OF ENDING ADCPB OVER ENDING NOTE BALANCE                                                         4,083,565.28
FLOOR                                                                                                   4,527,025.86
                                                                                                      --------------
DIFFERENCE                                                                                               (443,460.58)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1998


AVAILABLE FUNDS
    Collection Account balance, as of June 30, 1998                                                    3,213,354.14
    Investment earnings on amounts in Collection Account                                                  11,082.04
    Payments due Collection Account from last 3 business days of Collection Period                     1,119,566.49
    Additional contribution for terminated trade-ups and rebooked leases                                        -
    Servicer Advance on current Determination Date                                                     2,179,707.66
                                                                                                     --------------
    Available Funds on Payment Date                                                                    6,523,710.33
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                            -
                                                                                                     --------------
                                                                                                                -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,523,710.33
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                           -
                                                                                                     --------------

REMAINING AVAILABLE FUNDS                                                                              6,523,710.33
UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                                   569,165.65
    Unreimbursed Servicer Advances paid                                                                  569,165.65
                                                                                                     --------------
    Unreimbursed Servicer Advances remaining unpaid                                                             -
                                                                                                     --------------
                                                                                                                -
REMAINING AVAILABLE FUNDS                                                                              5,954,544.68
SERVICER FEES
    Servicer Fees due                                                                                     76,587.35
    Servicer Fees paid                                                                                    76,587.35
                                                                                                     --------------
    Servicer Fees remaining unpaid                                                                              -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,877,957.33
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                                  -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,877,957.33
BACK-UP SERVICER FEES
    Back-up Servicer Fees due                                                                              3,063.49
    Back-up Servicer Fees paid                                                                             3,063.49
                                                                                                     --------------
    Back-up Servicer Fees remaining unpaid                                                                      -
                                                                                                     --------------

REMAINING AVAILABLE FUNDS                                                                              5,874,893.83
PREMIUM AMOUNT
    Premium Amount due                                                                                    19,660.80
    Premium Amount paid                                                                                   19,660.80
                                                                                                     --------------
    Premium Amount remaining unpaid                                                                             -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,855,233.04
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                                291.67
    Indenture Trustee Fee paid                                                                               291.67
                                                                                                     --------------
    Indenture Trustee Fee remaining unpaid                                                                      -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,854,941.37
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
    Total Indenture Trustee Expenses due                                                                        -
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                    75,000.00
                                                                                                     --------------
    Total Indenture Trustee Expenses paid                                                                       -
                                                                                                     --------------
    Indenture Trustee Expenses unpaid                                                                           -

REMAINING AVAILABLE FUNDS                                                                              5,854,941.37

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1998

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
    Class A-1 Note Interest                                                                                     -
    Class A-2 Note Interest                                                                              416,751.06
    Class A-3 Note Interest                                                                              272,663.71
    Class A-4 Note Interest                                                                              202,342.75
                                                                                                     --------------
    Total Class A Interest due                                                                           891,757.52
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              4,963,183.85
CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                                           21,019.34
    Class B-1 Note Interest paid                                                                          21,019.34
                                                                                                     --------------
    Class B-1 Note Interest remaining unpaid                                                                    -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              4,942,164.50
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
    Letter of Credit Bank Fee due                                                                          1,679.11
    Letter of Credit Bank Fee paid                                                                         1,679.11
                                                                                                     --------------
    Letter of Credit Bank Fee remaining unpaid                                                                  -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              4,940,485.40
CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                                           19,691.32
    Class B-2 Note Interest paid                                                                          19,691.32
                                                                                                     --------------
    Class B-2 Note Interest remaining unpaid                                                                    -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              4,920,794.07
CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                                     4,599,458.93
    Class A Note Principal Balance as of preceding Payment Date                                      168,521,106.41
                                                                                                     --------------
    Class A Base Principal Distribution Amount paid                                                    4,599,458.93
                                                                                                     --------------
    Class A Base Principal Distribution Amount remaining unpaid                                                 -

    Class A-1 Note Principal Balance as of preceding Payment Date                                               -
    Class A-1 Base Principal Distribution Amount paid                                                           -
                                                                                                     --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                                         -
                                                                                                     --------------
    Remaining Class A Base Principal Distribution Amount                                               4,599,458.93
                                                                                                     --------------

    Class A-2 Note Principal Balance as of preceding Payment Date                                     78,756,106.41
    Class A-2 Base Principal Distribution Amount paid                                                  4,599,458.93
                                                                                                     --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                               74,156,647.48

    Remaining Class A Base Principal Distribution Amount                                                        -
                                                                                                     --------------

    Class A-3 Note Principal Balance as of preceding Payment Date                                     51,527,000.00
    Class A-3 Base Principal Distribution Amount paid                                                           -
                                                                                                     --------------
    Class A-3 Note Principal Balance after distribution on Payment Date                               51,527,000.00

    Remaining Class A Base Principal Distribution Amount                                                        -
                                                                                                     --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1998

    Class A-4 Note Principal Balance as of preceding Payment Date                                     38,238,000.00
    Class A-4 Base Principal Distribution Amount paid                                                           -
                                                                                                     --------------

    Class A-4 Note Principal Balance after distribution on Payment Date                               38,238,000.00

REMAINING AVAILABLE FUNDS                                                                                321,335.14

NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insurer Reimbursement Amount due                                                                       -
    Note Insurer Reimbursement Amount paid                                                                      -
                                                                                                     --------------
    Note Insurer Reimbursement Amount remaining unpaid                                                          -
REMAINING AVAILABLE FUNDS                                                                                321,335.14

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                                      3,663,502.32
    Class B-1 Base Principal Distribution due                                                             99,988.24
    Class B-1 Base Principal Distribution paid                                                            99,988.24
                                                                                                     --------------
    Class B-1 Base Principal Distribution remaining unpaid                                                      -
    Class B-1 Note Principal Balance after distribution on Payment Date                                3,563,514.08

REMAINING AVAILABLE FUNDS                                                                                221,346.91

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                                      3,663,502.32
    Class B-2 Base Principal Distribution due                                                             99,988.24
    Class B-2 Base Principal Distribution paid                                                            99,988.24
                                                                                                     --------------
    Class B-2 Base Principal Distribution remaining unpaid                                                      -
    Class B-2 Note Principal Balance after distribution on Payment Date                                3,563,514.08

REMAINING AVAILABLE FUNDS                                                                                121,358.67

LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Letter of Credit Reimbursement Amount due                                                                   -
    Letter of Credit Reimbursement Amount paid                                                                  -
                                                                                                                -
                                                                                                     --------------
    Letter of Credit Reimbursement Amount remaining unpaid                                                      -
REMAINING AVAILABLE FUNDS                                                                                121,358.67
CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                                           21,370.43
    Class B-3 Note Interest paid                                                                          21,370.43
                                                                                                     --------------
    Class B-3 Note Interest remaining unpaid                                                                    -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                                 99,988.24

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                                      3,663,502.32
    Class B-3 Base Principal Distribution due                                                             99,988.24
    Class B-3 Base Principal Distribution paid                                                            99,988.24
                                                                                                     --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1998

    Class B-3 Base Principal Distribution remaining unpaid                                                     0.00
    Class B-3 Note Principal Balance after distribution on Payment Date                                3,563,514.08

REMAINING AVAILABLE FUNDS                                                                                       -
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
    Indenture Trustee Expenses unpaid per above                                                                 -
    Remaining Indenture Trustee Expenses paid                                                                   -
                                                                                                     --------------
    Remaining Indenture Trustee Expenses unpaid                                                                 -
REMAINING AVAILABLE FUNDS                                                                                       -

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Additional Letter of Credit Reimbursement Amount due                                                        -
    Additional Letter of Credit Reimbursement Amount paid                                                       -
                                                                                                     --------------
    Additional Letter of Credit Reimbursement Amount remaining unpaid                                           -
REMAINING AVAILABLE FUNDS                                                                                       -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                                    -
    Other Amounts Due Servicer under Servicing Agreement paid                                                   -
                                                                                                     --------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                       -
REMAINING AVAILABLE FUNDS                                                                                       -

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                                   443,460.58

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                               -

REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                                       -

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                                   -
    Adjusted Principal Distribution Sharing Ratio                                                           93.878%
                                                                                                            -------
    Additional Principal Distribution to Class A                                                                -

    Class A Note Principal Balance after payment above                                               163,921,647.48
                                                                                                     --------------
    Class A additional Principal Distribution Amount paid                                                       -
                                                                                                     --------------
    Excess cash after payment of additional Class A Principal Distribution                                      -

    Class A-1 Note Principal Balance after payment above                                                        -
    Class A-1 additional Principal Distribution Amount paid                                                     -
                                                                                                     --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                                         -
                                                                                                     --------------

    Remaining Class A additional Principal Distribution Amount                                                  -
                                                                                                     --------------

    Class A-2 Note Principal Balance after payment above                                              74,156,647.48
    Class A-2 additional Principal Distribution Amount paid                                                     -
                                                                                                     --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                               74,156,647.48

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1998

    Remaining Class A additional Principal Distribution Amount                                                  -
                                                                                                     --------------

    Class A-3 Note Principal Balance after payment above                                              51,527,000.00
    Class A-3 additional Principal Distribution Amount paid                                                     -
                                                                                                     --------------
    Class A-3 Note Principal Balance after distribution on Payment Date                               51,527,000.00

    Remaining Class A additional Principal Distribution Amount                                                  -
                                                                                                     --------------

    Class A-4 Note Principal Balance after payment above                                              38,238,000.00
    Class A-4 additional Principal Distribution Amount paid                                                     -
                                                                                                     --------------
    Class A-4 Note Principal Balance after distribution on Payment Date                               38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                                   -
    Adjusted Principal Distribution Sharing Ratio                                                            2.041%
                                                                                                             ------
    Additional Principal Distribution to Class B-1                                                              -

    Class B-1 Note Principal Balance after payment above                                               3,563,514.08
    Class B-1 additional Principal Distribution paid                                                            -
                                                                                                     --------------
    Class B-1 Note Principal Balance after distribution on Payment Date                                3,563,514.08

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                                   -
    Adjusted Principal Distribution Sharing Ratio                                                            2.041%
                                                                                                             ------
    Additional Principal Distribution to Class B-2                                                              -

    Class B-2 Note Principal Balance after payment above                                               3,563,514.08
    Class B-2 additional Principal Distribution paid                                                            -
                                                                                                     --------------
    Class B-2 Note Principal Balance after distribution on Payment Date                                3,563,514.08

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                                   -
    Adjusted Principal Distribution Sharing Ratio                                                            2.041%
                                                                                                             ------
    Additional Principal Distribution to Class B-3                                                              -

    Class B-3 Note Principal Balance after payment above                                               3,563,514.08
    Class B-3 additional Principal Distribution paid                                                            -
                                                                                                     --------------
    Class B-3 Note Principal Balance after distribution on Payment Date                                3,563,514.08

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1998

CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                      183,809,646.31
     ADCPB, end of Collection Period                                                            178,810,234.43
                                                                                                --------------
     Base Principal Amount                                                                        4,999,411.88

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                              2,390,652.86
     Servicing Advances collected during the current Collection Period                            1,821,487.21
                                                                                                --------------
     Unreimbursed Servicing Advances as of current Determination Date                               569,165.65

CALCULATION OF INTEREST DUE

                      Beginning                       Current                              Total
                      Principal          Interest     Interest          Overdue           Interest
        Class          Balance            Rate          Due            Interest             Due
        -----         ---------          --------     --------         --------           --------
     Class A-1                  -        5.7325%            -                -                  -
     Class A-2        78,756,106.41      6.3500%     416,751.06              -           416,751.06
     Class A-3        51,527,000.00      6.3500%     272,663.71              -           272,663.71
     Class A-4        38,238,000.00      6.3500%     202,342.75              -           202,342.75
     Class B-1         3,663,502.32      6.8850%      21,019.34              -            21,019.34
     Class B-2         3,663,502.32      6.4500%      19,691.32              -            19,691.32
     Class B-3         3,663,502.32      7.0000%      21,370.43              -            21,370.43
                     --------------                 -----------       ---------         -----------
                     179,511,613.36      6.3762%     953,838.62              -           953,838.62

CALCULATION OF PRINCIPAL DUE

                         Base              Base                               Total
                      Principal         Principal          Overdue          Principal
        Class        Amount Pct.         Amount           Principal            Due
        -----        ----------         ---------         ---------         ---------
     Class A             92.0%      4,599,458.93                -         4,599,458.93
     Class B-1            2.0%         99,988.24                -            99,988.24
     Class B-2            2.0%         99,988.24                -            99,988.24
     Class B-3            2.0%         99,988.24                -            99,988.24
                                   --------------         --------       -------------
                                    4,899,423.64                -         4,899,423.64

CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                     183,809,646.31
     Servicer Fee Rate                                                                                  0.500%
     One-twelfth                                                                                          1/12
                                                                                                        ------
     Servicer Fee due current period                                                                 76,587.35
     Prior Servicer Fee arrearage                                                                          -
                                                                                               ---------------
     Servicer Fee due                                                                                76,587.35

CALCULATION OF BACK-UP SERVICER FEE
     ADCPB as of the prior Calculation Date                                                     183,809,646.31
     Back-up Servicer Fee Rate                                                                          0.020%
     One-twelfth                                                                                          1/12
                                                                                                        ------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 1998

     Back-up Servicer Fee due Current Period                                                          3,063.49
     less overpayment from prior period                                                                    -
     Prior Back-up Servicer Fee Arrearage                                                                  -
                                                                                                --------------
     Back-up Servicer Fee due                                                                         3,063.49

CALCULATION OF PREMIUM AMOUNT
     Class A Principal Amount as of the immediately preceding Collection Period                 168,521,106.41
     Premium Rate                                                                                       0.140%
     One-twelfth                                                                                          1/12
                                                                                                        ------
     Premium Amount due Current Period                                                               19,660.80
     Prior Premium Amount arrearage                                                                        -
                                                                                                --------------
     Total Premium Amount due                                                                        19,660.80

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                           291.67
     Prior Indenture Trustee Fee arrearage                                                                 -
                                                                                                --------------
     Total Indenture Trustee Fee due                                                                    291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
     Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)              3,663,502.32
     Letter of Credit Bank Fee Rate                                                                      0.55%
     One-twelfth                                                                                          1/12
                                                                                                        ------
     Letter of Credit Bank Fee due Current Period                                                     1,679.11
     Letter of Credit Bank Fee arrearage                                                                   -
                                                                                                --------------
     Total Letter of Credit Bank Fee arrearage due                                                    1,679.11

LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due current period                                              -
     Prior Letter of Credit Reimbursement Amount arrearage                                                 -
                                                                                                --------------
     Total Letter of Credit Reimbursement Amount due                                                       -

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                        -
     Prior Indenture Trustee Expenses arrearage                                                            -
                                                                                                --------------
     Total Indenture Trustee Expenses due                                                                  -

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due current period                                   -
     Prior Additional Letter of Credit Reimbursement Amount arrearage                                      -
                                                                                                --------------
     Total Additional Letter of Credit Reimbursement Amount due                                            -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                 -
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                -
                                                                                                --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                            -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 1998

FLOOR CALCULATION
     Initial ADCPB                                                                              226,351,292.85
     Floor percent                                                                                       2.00%
                                                                                                         -----
     Floor                                                                                        4,527,025.86

     ADCPB as of end of immediately preceding Collection Period                                 178,695,755.00

     Aggregate Note Balances prior to any payment on current Payment Date                       179,511,613.36
     Payments on payment date prior to application of Floor Amount, if any
     Class A                                                                                      4,599,458.93
     Class B-1                                                                                       99,988.24
     Class B-2                                                                                       99,988.24
     Class B-3                                                                                       99,988.24
                                                                                                --------------
     Total Base Principal Amount distributions on current payment date                            4,899,423.64
                                                                                                --------------
     Aggregate Note Balance after payment of Base Principal Amount                              174,612,189.72
                                                                                                --------------
     Excess of ADCPB over Ending Note Balances                                                    4,083,565.28

     Difference between excess and floor                                                            443,460.58

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JULY 1, 1998




RESTRICTING EVENT DETERMINATION:
                                                                    Yes/No
                                                                    ------
A) Event of Servicer Termination Yes/No)                              No
B) Note Insurer has Made a Payment (Yes/No)                           No
C) Gross Charge Off Event has Occurred (Yes/No)                       No
D) Delinquency Trigger Event has Occurred (Yes/No)                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                    Yes/No
                                                                    ------
A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such
Notes or the Indenture                                                No

B) Failure to distribute to the Noteholders (x) on any Payment
Date, an amount equal to the principal due on the Outstanding
Notes as of such Payment Date to the extent that sufficient
Available Funds are on deposit in the Collection Account of (y)
on the                                                                No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


Section                  Event                                           Yes/No
-------                  -----                                           ------
6.01(i)        Failure to make payment required                            No
6.01(ii)       Failure to submit Monthly Statement                         No
6.01(iii)      Failure to Observe Covenants in Servicing Agreement         No
6.01(iv)       Servicer consents to appointment of custodian, receiver,
               etc.                                                        No
6.01(v)        Servicer files a voluntary petition for bankruptcy          No
6.01(vi)       Order of judgement in excess of $500,000                    No
6.01(vii)      Petition under bankruptcy laws against Servicer is not
               stayed, withdrawn or dismissed within 60 days               No
6.01(viii)     Assignment by Servicer to a delegate its rights under
               Servicing Agreement                                         No
6.01(ix)       Servicer Trigger Event as contained in the Insurance
               Agreement has occurred.                                     No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JULY 1, 1998



Gross Charge Event Calculation:
                                                                  Result
                                                                  ------
    Gross Charge Off Ratio Current Period                          1.09%
    Gross Charge Off Ratio Prior Period                            1.33%
    Gross Charge Off Ratio Second Prior Period                     0.37%
                                                                   -----
    Average of Gross Charge Off Ratio for Three Periods            0.93%
    Maximum Allowed                                                2.50%

    Gross Charge Off Ratio:
    -----------------------

                           ADCPB of                                                     Gross Charge Off Ratio
                        All Defaulted          Less                                         Charge Offs/
                          Contracts         Recoveries    Charge Offs         ADCPB            ADCPB
                        -------------       ----------    -----------         -----     ----------------------
    Current Period        558,855.87        396,025.65    162,830.22       178,695,755.00      1.09%
    Prior Period          558,581.01        355,230.49    203,350.52       183,809,646.31      1.33%
    Second Prior Period   539,561.02        481,091.25     58,469.77       188,870,384.73      0.37%


Delinquency Event Calculation:
                                                                 Results
                                                                 -------
    Delinquency Trigger Ratio Current Period                       2.99%
    Delinquency Trigger Ratio Prior Period                         3.17%
    Delinquency Trigger Ratio Second Prior Period                  3.21%
                                                                   -----
    Average of Delinquency Trigger Ratios                          3.13%
    Maximum Allowed                                                7.50%

Delinquency Trigger Ratio:
-------------------------

                            A                 B                   A/B
                           --                 --                  ---
                        ADCPB of           ADCPB of
                  Contract > 30 Days    All Contracts      Delinquency Trigger
                      Past Due         As of Month-End          Ratio:
                  ------------------   ---------------     -------------------
  Current Period           5,362,255.28    179,222,649.91           2.99%
  Prior Period             5,826,430.47    183,694,357.13           3.17%
  Second Prior Period      6,070,704.82    188,952,691.55           3.21%




                                     Page 1